TEBRX

(the “Fund”)

a series of Northern Lights Fund Trust III

Supplement dated November 22, 2023

to the Prospectus and Statement of Additional Information (the “SAI”)
of the Fund, each dated August 1, 2023

This Supplement provides new and additional information beyond that contained in Prospectus and SAI and should be read in conjunction with the Prospectus and SAI. This Supplement supersedes any information to the contrary in the Prospectus and SAI.

On November 21, 2023, the Board of Trustees (the “Board”) of Northern Lights Fund Trust III (the “Trust”), based upon the recommendation of First Associated Investment Advisors, Inc. (“FAIA”), the investment adviser to The Teberg Fund (the “Fund”), approved Absolute Capital Management, LLC (“Absolute Capital”) as the new investment adviser to the Fund and FAIA as the new sub-adviser to the Fund, subject to the approval of the shareholders of the Fund.

The Board of the Trust approved an interim investment advisory agreement between the Fund and Absolute Capital and an interim sub-advisory agreement between Absolute Capital and FAIA, which became effective on November 21, 2023, and will continue in effect for a maximum period of 150 days. Furthermore, the Board approved a new investment advisory agreement between the Fund and Absolute Capital (the “New Advisory Agreement”) and a sub-advisory agreement between Absolute Capital and FAIA (the “Sub-Advisory Agreement”) that will be submitted to shareholders of the Fund for approval and will take effect upon such shareholder approval. The New Advisory Agreement will be substantially similar to the Fund’s current advisory agreement with FAIA, except for the parties and dates of execution and termination.

A special shareholder meeting of the Fund to vote on a proposal to approve the New Advisory Agreement and Sub-Advisory Agreement is expected to be held on or about February 16, 2024. There can be no assurance that the shareholders of the Fund will vote to approve the New Advisory Agreement and Sub-Advisory Agreement.

Absolute Capital, a registered investment adviser, was established in 2002 to manage investments for individuals and institutions. As of September 30, 2023, Absolute Capital had approximately $270 million in assets under management. Absolute Capital is 95% owned by Phillip Brenden Gebben and 5% owned by Renee Gebben.

Accordingly, effective immediately, the following changes are made to the Prospectus and SAI:

The following information replaces footnote 2 in the section entitled “Fees and Expenses of the Fund” on page 1 of the Prospectus:

(2) Absolute Capital Management, LLC (the “Adviser”) has contractually agreed to waive all or a portion of its management fees and pay expenses of the Fund to ensure that Total Annual Fund Operating Expenses After Fee Waiver & Reimbursement (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser))) do not exceed 1.75% of the Fund’s average daily net assets (the “Expense Cap”). The Expense Cap will remain in effect through at least August 1, 2024 and may be terminated by the Board of Trustees only on 60-days’ written notice to the Adviser. The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, if such recoupment can be achieved within the foregoing expense limits or within the expense limits in place at the time of recoupment, whichever is lower.

The following information replaces the section entitled “Investment Adviser” on page 4 of the Prospectus:

Investment Adviser: Absolute Capital Management, LLC (the “Adviser”)

Sub-Adviser: First Associated Investment Advisors, Inc. (the “Sub-Adviser”)

The following information replaces the section entitled “Portfolio Manager” on page 4 of the Prospectus:

Portfolio Manager: Curtis A. Teberg has been the portfolio manager of the Fund since its inception. Mr. Teberg is the co-founder of the Sub-Adviser and has been its President since its inception in 1988.

The following information replaces the section entitled “Management” on page 10 of the Prospectus:

Investment Adviser: Absolute Capital Management, LLC, 101 Pennsylvania Blvd., Pittsburgh, PA 15228, serves as investment adviser to the Fund. Subject to the oversight of the Board of Trustees, the Adviser is responsible for management of the Fund’s investment portfolio. The Adviser is responsible for selecting the Fund’s investments according to the Fund’s investment objective, policies and restrictions. The Adviser was established in 2002 to manage investments for individuals and institutions. As of September 30, 2023, the Adviser had approximately $270 million in assets under management. The Adviser is 95% owned by Phillip Brenden Gebben and 5% owned by Renee Gebben.

Pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.25% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive management fees and to make payments to limit Fund expenses, at least until August 1, 2024, so that the total annual operating expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser))) of the Fund do not exceed 1.75% of the Fund’s average daily net assets. The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, if such recoupment can be achieved within the foregoing expense limits or within the expense limits in place at the time of recoupment, whichever is lower. This agreement may be terminated by the Board of Trustees only on 60 days’ written notice to the Adviser. A discussion regarding the basis for the Board of Trustees’ approval of the advisory agreement is available in the Fund’s March 31, 2023 annual report to shareholders. For the most recent fiscal year ended March 31, 2023, the Fund incurred advisory fees (under its previous investment adviser) totaling 0.82% of its average net assets, after waiver.

Investment Sub-Adviser: First Associated Investment Advisors, Inc., located at 5161 Miller Trunk

Highway, Duluth, Minnesota 55811, serves as investment sub-adviser to the Fund. The Sub-Adviser is responsible for assuring that investments are made according to the Fund’s investment objective, policies, and restrictions. The Sub-Adviser was established in 1988 for the purpose of advising individuals and institutions. As of March 31, 2023, the Sub-Adviser had approximately $32.5 million in assets under management.

A discussion regarding the basis for the Board of Trustees’ approval of the advisory and sub-advisory agreements will be available in the Fund’s March 31, 2024 annual report to shareholders.

Portfolio Manager: The Fund is managed on a day-to-day basis by Curtis A. Teberg (the “Portfolio Manager”). The SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership in the Fund.

Mr. Teberg has been responsible for the Fund’s overall day-to-day management since its inception and has been in the investment management business for more than 38 years. He is the co-founder of the Sub-Adviser and has been its President since its inception in 1988. From August 1988 to February 2002, Mr. Teberg was a registered representative with Walnut Street Securities, Inc., a securities brokerage firm in St. Louis, Missouri. From February 2002 to April 2011, he was a registered representative with Askar Corp., a securities brokerage firm in Bloomington, Minnesota. Since May 2011, he has been a registered representative with Polar Investment Counsel, Inc., a securities brokerage firm in Thief River Falls, Minnesota. Mr. Teberg holds series 7, 24, and 63 licenses.

The following information replaces similar information on the back cover of the Prospectus:

Adviser Sub-Adviser	Absolute Capital Management, LLC 101 Pennsylvania Blvd. Pittsburgh, PA 15228 First Associated Investment Advisors, Inc. 5161 Miller Trunk Highway Duluth, MN 55811	Distributor	Northern Lights Distributors, LLC 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022-3474
Independent Registered Public Accountant	Cohen & Company, Ltd. 1350 Euclid Ave., Suite 800 Cleveland, OH 44115	Legal Counsel	Thompson Hine LLP 41 S. High Street, Suite 1700 Columbus, OH 43215
Custodian	U.S. Bank National Association, LLC 1555 N. River Center Drive Milwaukee, WI 53212	Transfer Agent	Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

The following information replaces the fourth paragraph of the section entitled “The Fund” on page 1 of the SAI:

Absolute Capital Management, LLC (the “Adviser”) is the Fund’s investment adviser and First Associated Investment Advisors, Inc. (the “Sub-Adviser”) is the Fund’s investment sub-adviser. The Fund’s investment objectives, restrictions and policies are more fully described here and in the Prospectus. The Board may start other series and offer shares of a new fund under the Trust at any time.

The following information replaces the first paragraph in the section entitled “Investment Adviser” on page 22 of the SAI:

The Adviser. Absolute Capital Management, LLC, 101 Pennsylvania Blvd., Pittsburgh, PA 15228, serves as investment adviser to the Funds. Subject to the oversight of the Board, the Adviser is responsible for management of each Fund’s investment portfolio. The Adviser is responsible for selecting each Fund’s investments according to each Fund’s investment objective, policies and restrictions. The Adviser was established in 2002 to manage investments for individuals and institutions. As of September 30, 2023, the Adviser had approximately $270 million in assets under management. The Adviser is 95% owned by Phillip Brenden Gebben and 5% owned by Renee Gebben.

The following information is added to the end of the section entitled “Investment Adviser” beginning on page 22 of the SAI:

The Sub-Adviser: First Associated Investment Advisors, Inc., 5161 Miller Trunk Highway, Duluth, Minnesota 55811, serves as investment sub-adviser to the Fund. The Sub-Adviser is responsible for selecting the Fund's investments according to the Fund's investment objective, policies and restrictions. The Sub-Adviser was established in 1988 for the purpose of advising individuals and institutions. As of March 31, 2023, the Sub-Adviser had approximately $32.5 million in assets under management. Curtis A. Teberg is the President and sole controlling shareholder of the Sub-Adviser.

The Adviser has engaged the Sub-Adviser to serve as sub-adviser to the Funds pursuant to an Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”). The Sub-Adviser is responsible for selecting the Fund’s investments according to the Funds’ investment objective, policies and restrictions.

The Sub-Advisory Agreement shall continue in effect for two (2) years initially and from year to year thereafter, provided it is approved at least annually by a vote of the majority of the Board, who are not parties to the agreement or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval. The Sub-Advisory Agreement may be terminated without penalty at any time by the Adviser or the Sub-Adviser on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as that term is defined in the 1940 Act).

The Sub-Advisory Agreement provides that the Sub-Adviser will formulate and implement a continuous investment program for the Fund, in accordance with the Fund’s objective, policies and limitations and any investment guidelines established by the Adviser. The Sub-Adviser will, subject to the supervision and control of the Adviser, determines in its discretion which issuers and securities will be purchased, held, sold or exchanged by the Funds, and will place orders with and give instruction to brokers and dealers to cause the execution of such transactions. The Sub-Adviser is required to furnish, at its own expense, all investment facilities necessary to perform its obligations under the Sub-Advisory Agreement. Pursuant to the Sub-Advisory Agreement between the Adviser and Sub-Adviser, the Sub-Adviser is entitled to receive an annual sub-advisory fee, which is paid by the Adviser, not the Fund.

The following information replaces the fifth paragraph in the section entitled “Portfolio Manager” beginning on page 23 of the SAI:

Compensation.

For services as Portfolio Manager to the Fund, the Portfolio Manager may receive wages and/or a bonus from the Sub-Adviser.  The Portfolio Manager does not have a deferred compensation plan, and compensation is not determined based upon Fund assets or performance.  The Portfolio Manager compensation is based on the Sub-Adviser’s profitability. No part of the Portfolio Manager’s compensation is based on the performance of the Fund, the performance of public or privately managed accounts, or assets under management.

The following information replaces the fifth paragraph in the section entitled “Policies and Procedures for Disclosure of Portfolio Holdings” beginning on page 25 of the SAI:

Adviser and Sub-Adviser. Personnel of the Adviser and Sub-Adviser, including personnel responsible for managing the Fund's portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for them to provide management, administrative, and investment services to the Fund. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of the Portfolio Manager in the trading of such securities, Adviser and Sub-Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

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You should read this Supplement in conjunction with the Fund’s Prospectus and SAI, each dated August 1, 2023. This Supplement provides information that you should know about the Fund before investing and has been filed with the Securities and Exchange Commission. This Supplement is available upon request and without charge by calling the Fund toll-free at 1-866-209-1964.

Please retain this Supplement for future reference.